UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 _____________________

FORM 8-K

 _____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2024

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CannaPharmaRX, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	333-251016	27-4635140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 3600, 888—3rd Street SW

Calgary, Alberta, Canada T2P 5C5

(Address of principal executive offices, including zip code)

(949) 652-6838

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CPMD	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01 Change in Registrant’s Certifying Accountant.

(a) Resignation of Previous Independent Registered Public Accounting Firm

On Thursday November 14, 2024, CannaPharmaRX, Inc.’s (the “Company”, “we”, “us”, “our”) auditor, GreenGrowth CPAs (“GreenGrowth”) resigned from their engagement as our auditor effective November 14, 2024. GreenGrowth has served as our independent registered public accounting firm since 2023.

Since our engagement with GreenGorwth,

(i)

there were no disagreements between the Company and GreenGrowth on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to GreenGrowth’s satisfaction, would have caused GreenGrowth to make reference in connection with its opinion to the subject matter of the disagreement, and

(ii)	there were no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The report of GreenGrowth to our financial statements for fiscal year ending December 31, 2023 included in our Annual Report on Form 10-K for the year ended December 31, 2023, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principle. The report had been prepared assuming that we would continue as a going concern and included an explanatory paragraph regarding our ability to continue as a going concern as result of recurring loses from operations, a significant accumulated deficit and consistent negative cash flows.

We have provided GreenGrowth with a copy of the foregoing disclosures we are making in this Current Report on Form 8-K prior to its filing and requested, in accordance with applicable practices, that GreenGrowth furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. Attached as Exhibit 9.01 is a copy of GreenGrowth’s letter, dated November 14, 2024 stating that it agrees with such statements.

(b) Engagement of New Independent Registered Public Accounting Firm

We are currently obtaining quotes for the engagement of a new auditor and will file a subsequent Form 8-K filing when such an auditor has been engaged.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

9.01	Letter from GreenGrowth CPAs, dated November 20, 2024

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNAPHARMARX, INC.

November 20, 2024	By:	/s/ Rick Orman
	Name:	Rick Orman
	Title:	Chairman

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